UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: February 28, 2002




                               CAREER WORTH, INC.
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             (Exact Name of Registrant as Specified on its Charter)


       000-27557                                         87-0663193
---------------------                      ------------------------------------
(Commission File Number)                   (IRS Employer Identification Number)


                                     NEVADA
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         (State or Other Jurisdiction of Incorporation or Organization)




                        3809 South West Temple, Suite 1D
                            Salt Lake City, UT 84115
   -------------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (801) 281-0001
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 2.  Acquisition or Disposition of Assets.

On February 28, 2002 Career Worth, Inc. (the "Company") entered into a stock exchange agreement with The Internet Eye Doctor, Inc., a Nevada corporation. The company exchanged 1,000,000 shares of the company's restricted common stock for 33,000,000 shares of The Internet Eye Doctor common stock. This stock exchange gives the Company a majority ownership interest in The Internet Eye Doctor. Internet Eye Doctor is a direct marketer of high quality, low-cost eyewear products and replacement contact lenses. Through mass marketing and its internet web site, www.interneteyedoctor.com, Internet Eye Doctor allows consumers and corporate entities to purchase eyewear products from the privacy of the home or business.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A)  Financial Statements of Business Acquired.

     Will be provided by amended Form 8-K within 60 days.

(B)  Pro Forma Financial Information.

     Will be provided by amended Form 8-K within 60 days.

(C)  Exhibits.

Exhibit No. Page No. Description

10 (i)        *      Stock Exchange Agreement with The Internet Eye Doctor, Inc.




                                   SIGNATURES
                                  ------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2002.


                                               Career Worth, Inc.



                                               By:    /s/ David Wolfson
                                               ---------------------------
                                               David Wolfson, President

Exhibit 10(i)
STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT (the "Agreement"), is made effective as of the 28th day of February 2002, between Internet Eye Doctor, Inc., a Nevada corporation ("Internet Eye Doctor") and Career Worth, Inc., a Nevada corporation ( "Career Worth").

                                    PREMISES

     WHEREAS, Internet Eye Doctor and Career Worth desire to exchange in a tax free exchange Thirty Three Million (33,000,000) shares of Internet Eye Doctor common stock for One Million (1,000,000) post reverse shares of Career Worth common stock, all on the terms and conditions hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the Parties to be derived herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

1. Delivery of Internet Eye Doctor Shares. Upon the terms and subject to the conditions set forth in this Agreement, Internet Eye Doctor agrees to transfer and deliver to Career Worth, and Career Worth agrees to acquire from Internet Eye Doctor in a tax free exchange, 33,000,000 shares of Internet Eye Doctor common stock (the "Internet Eye Doctor Shares")valued at $1,000,000.00 dollars or $0.0303 per share, to be delivered at the Closing provided for in Paragraph 3 hereof.

2. Consideration for Transfer of Shares. Upon the terms and subject to the conditions set forth in this Agreement, Career Worth agrees to deliver to Internet Eye Doctor, in full consideration of and in exchange for said Internet Eye Doctor Shares in a tax free exchange, 1,000,000 shares of Career Worth common stock, ("Career Worth Shares") valued at $1,000,000.00 dollars or $1.00 per share, to be exchanged at the Closing provided for in Paragraph 3 hereof.

3. Closing. The closing of the exchange provided for herein shall take place at Career Worth's office at 3809 South West Temple, Suite 1D on the 28th day of February, 2002 at 10:00 a.m., or within 30 days of the foregoing date, or at such other time and place as may be mutually agreed upon by the parties hereto, such time and date being herein referred to as the "Closing Date." At the Closing, Internet Eye Doctor shall deliver to Career Worth certificates evidencing the Internet Eye Doctor Shares, together with such other instruments which may be necessary, desirable, or appropriate in order to transfer to Career Worth the Internet Eye Doctor Shares, all in form and substance reasonably satisfactory to Career Worth and its counsel.

     Furthermore, at such Closing, Career Worth shall deliver to Internet Eye Doctor certificates evidencing the Career Worth Shares, together with such other instruments which may be necessary, desirable, or appropriate to transfer to Internet Eye Doctor the Career Worth Shares, all in form and substance satisfactory to Internet Eye Doctor and its counsel.

4. Representations and Warranties of Career Worth. Career Worth hereby represents and warrants:

     a. Organization and Standing. Career Worth is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full corporate power to carry on its business as now being conducted and to own and operate the property and assets now owned and operated by it, and is duly qualified to transact business and in good standing in each jurisdiction where the ownership of its properties or the conduct of its business requires it to be licensed or qualified to do business.

     b. Capital Stock. The authorized capital stock of Career Worth consists of: 500,000,000 shares of Common Stock, $0.001 par value. 3,699,451 shares of Common Stock are issued and outstanding as of February 27, 2002. All of said outstanding shares are validly issued, fully paid and non-assessable.

     c. Validity of Shares. The shares of Common Stock to be delivered by Career Worth pursuant to this Agreement will, when so delivered, be validly issued and outstanding, fully paid and non-assessable.

     d. Changes, Dividends, Etc. Prior to the closing hereunder, Career Worth will not split, combine or otherwise change or reclassify its outstanding Common Stock.

     e. Authorization of Agreement. Career Worth's board of directors has duly authorized the execution, delivery and performance of this Agreement by Career Worth, and such execution, delivery, and performance under this Agreement will not result in any breach of or violate or constitute a default under its Articles of Incorporation or By-Laws or any indenture, mortgage or other agreement or instrument to which it is a party.

     f. No Violation of Law, Etc. Neither the execution nor the delivery of this Agreement by Career Worth, nor the performance of any of its obligations hereunder will result in a breach or violation of any law, order, rule, regulation, writ, injunction or decree or any governmental instrumentality or court having jurisdiction over Career Worth or any of its assets or rights, or result in the creation or imposition of any lien, charge or encumbrance of any kind whatever on any of such assets or rights..

5. Representations and Warranties of Internet Eye Doctor. Internet Eye Doctor represents and warrants:

     a. Organization and Standing. Internet Eye Doctor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full corporate power to carry on its business as now being conducted and to own and operate the property and assets now owned and operated by it, and is duly qualified to transact business and in good standing in each jurisdiction where the ownership of its properties or the conduct of its business requires it to be licensed or qualified to do business.

     b. Capital Stock. The authorized capital stock of Internet Eye Doctor consists of: 100,000,000 shares of Common Stock, $0.001 par value. 23,794,000 shares of Common Stock and outstanding as of February 27, 2002. All of said outstanding shares are validly issued, fully paid and non-assessable.

     c.   Validity  of Shares.  The shares of Common  Stock to be  delivered  by
          Internet Eye Doctor pursuant to this Agreement will, when so delivered, be validly issued and outstanding, fully paid and non-assessable.

     d. Changes, Dividends, Etc. Prior to the closing hereunder, Internet Eye Doctor will not split, combine or otherwise change or reclassify its outstanding Common Stock.

     e. Authorization of Agreement. Internet Eye Doctor' board of directors has duly authorized the execution, delivery and performance of this Agreement by Internet Eye Doctor, and such execution, delivery, and performance will not result in any breach of or violate or constitute a default under its Articles of Incorporation or By-Laws or any indenture, mortgage or other agreement or instrument to which it is a party.

     f. No Violation of Law, Etc. Neither the execution nor the delivery of this Agreement by Internet Eye Doctor, nor the performance of any of its obligations hereunder will result in a breach or violation of any law, order, rule, regulation, writ, injunction or decree or any governmental instrumentality or court having jurisdiction over Internet Eye Doctor or any of its assets or rights, or result in the creation or imposition of any lien, charge or encumbrance of any kind whatever on any of such assets or rights.

6. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement shall survive the Closing notwithstanding any investigation conducted with respect thereto; however, a party shall have no liability with respect to a representation and warranty, or an agreement to be performed or complied with prior to the Closing Date.

7. Investment Representation. Each of the Parties acknowledges his understanding that the shares of Internet Eye Doctor and Career Worth to be delivered pursuant to this Agreement will not be registered pursuant to the 1933 Act and each Party further represents to and agrees as follows:

     a. Each Party is acquiring the shares of pursuant to this Agreement for its own private investment account.

     b. Each Party fully comprehends that in connection with the issuance of shares pursuant to this Agreement, the issuer is relying to a material degree on the representations, warranties and covenants contained herein, and with such realization each Party authorizes the other to act as it may see fit in full reliance hereon.

     c. Each Party agrees that none of such shares will be transferred or distributed unless (i) they are covered by an effective Registration Statement prepared in accordance with the 1933 Act and are distributed in a manner complying with the 1933 Act and with the Rules and Regulations promulgated thereunder; or (ii) they may be transferred in accordance with Rule 144 of the Rules and Regulations pursuant to the 1933 Act (or such similar Rule as may be applicable to such shares at the time of transfer) so long as such transfer strictly complies with said Rule 144; or (iii) there is first delivered to the issuer of the Shares at issue the written legal opinion of legal counsel in form and substance reasonably satisfactory to issuer's legal counsel.

     d. Each Party hereby agrees that the certificate(s) representing such shares may bear a legend, as set forth below, setting forth the restrictions upon transfer which are contained in the foregoing subparagraph (e):

          The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective Registration Statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the issuer.

8.   Provisions.

     a. Loan Payments. All loans made by Career Worth to Internet Eye Doctor are to paid within twelve (12) months of 28th day of February, 2002 with 12% interest.

     b. Repayment of Shares. Upon Internet Eye Doctor's initial public offering, Career Worth agrees to transfer and deliver to Internet Eye Doctor, and Internet Eye Doctor agrees to acquire from Career Worth, Twenty- Nine Million Seven Hundred Thousand (29,700,000) shares of Internet Eye Doctor upon the acceptance by the Securities and Exchange Commission of a SB-2 from the Internet Eye Doctor's. Career Worth. Three Million Six Hundred Thousand (3,300,000) shares are to be retained by Career Worth as payment for services for this agreement.

9.   Miscellaneous.

     a. Entire Agreement; No Other Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any and all other agreements, statements, or representations made. All terms and conditions of this Agreement are set forth herein, and there are no warranties, agreements or understandings, express or implied, except those expressly set forth herein.

     b. Amendment. This Agreement may be amended only by a written instrument executed by all parties hereto.

     c. Specific Performance. The parties acknowledge that the subject matter of this Agreement (i.e., the shares of stock at issue) is unique and that no adequate remedy of law would be available for breach of this Agreement. Accordingly, each party agrees that the other party will be entitled to an appropriate decree of specific performance or other equitable remedies to enforce this Agreement (without any bond or other security being required), and each party waives the defense in any action or proceeding brought to enforce this Agreement, that there exists an adequate remedy at law.

     d. Assignment. Except as specifically permitted by the terms of this Agreement, neither this Agreement nor any right created hereby shall be assignable.

     e. Paragraphs and Other Headings. Paragraphs or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     f. Choice of Law. It is the intention of the parties that the laws of the State of Utah should govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties. Any dispute that arises from the terms and conditions of this agreement shall be resolved before a court of competent jurisdiction located in Salt Lake County, State of Utah, by the agreement of the parties hereto.

     g. No Waiver. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     h. Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

     i. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Execution and/or delivery by fax of any signature hereon shall be deemed to have the same force and effect as an original.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

Internet Eye Doctor, Inc.                      Career Worth, Inc..


 /s/ Joseph G. Carbonne                          /s/ Bonnie Tippetts
-------------------------------------          -------------------------------
By: Joseph G. Carbonne, President              By: Bonnie Tippetts, President


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